UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment #2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  October 20, 2006

MAKEUP.COM LIMITED
(Exact name of registrant as specified in its chapter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3388 Via Lido, 4th Floor, Newport Beach, California		92663
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 1-866-347-5057

Tora Technologies Inc. 2470 St. Rose Parkway, Suite 304, Henderson, Nevada, 89074
(Former name or former address, if changed since last report)

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MAKEUP.COM LIMITED

Form 8-K/A
2nd Amendment

EXPLANATORY NOTE

Makeup.com Limited (formerly Tora Technologies Inc.) is filing this Amendment #2 to Form 8-K/A to amend certain sections of its Form 8-K/A, Amendment #1. We originally filed our Form 8-K/A, Amendment #1 (“Original Filing”) on October 27, 2006. We are amending the Original Filing solely to revise:

(a)	Note 11 - Subsequent event footnote to the December 31, 2005 and 2004, audited Consolidated Financial Statements for Makeup Incorporated.
(b)	Note 8 - Subsequent event footnote to the June 30, 2006 and 2005 unaudited Consolidated Financial Statements for Makeup Incorporated.
(c)	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Makeup Incorporated for the three and six month periods ended June 30, 2006 and 2005 for:
(1)	the name change from Tora Technologies Inc. to Makeup.com Limited and
(2)	the Overview, to reflect the transaction as a reverse acquisition instead of as a purchase.
(d)	Makeup.com Limited (formerly Tora Technologies Inc.) unaudited Pro forma Condensed Consolidated Balance Sheet as of June 30, 2006 for:
(1)	the name change from Tora Technologies Inc. to Makeup.com Limited and
(2)	to reflect the transaction as a reverse acquisition instead of as a purchase.
(e)	Makeup.com Limited (formerly Tora Technologies Inc.) unaudited Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005 for:
(1)	the name change from Tora Technologies Inc. to Makeup.com Limited and
(2)	to reflect the transaction as a reverse acquisition instead of as a purchase.
(f)
Makeup.com Limited (formerly Tora Technologies Inc.) unaudited Pro forma Condensed Consolidated Statement of Operations for the six month period ended June 30, 2006 for the name change from Tora Technologies Inc. to Makeup.com Limited.

This amendment to the Original Filing does not alter any part of the content of the Original Filing, except for the changes and additional information provided in this amendment, and this amendment continues to speak as of the date of the Original Filing. Makeup has not updated the disclosures contained in this amendment to reflect any events that occurred at a date subsequent to the filing of the Original Filing. The filing of this amendment is not a representation that any statements contained in the Original Filing or this amendment are true or complete as of any date subsequent to the date of the Original Filing. This amendment does not affect the information originally set forth in the Original Filing, the remaining portions of which have not been amended. Accordingly, this Form 8-K/A should be read in conjunction with Makeup’s filings made with the SEC subsequent to the filings of the original Form 8-K on October 20, 2006 (SEC Accession No. 0001104540-06-000241) and the Form 8-K/A - Amendment #1 on October 27, 2006 (SEC Accession No. 0001140361-06-015019).

INFORMATION TO BE INCLUDED IN REPORT

Item 2.01. Completion of Acquisition or Disposition of Assets.

Part I

Item 2. Management’s Discussion and Analysis and Plan of Operation

THE FOLLOWING IS A DISCUSSION AND ANALYSIS THAT MANAGEMENT BELIEVES IS RELEVANT TO AN ASSESSMENT AND UNDERSTANDING OF THE CONSOLIDATED RESULTS OF OPERATIONS AND FINANCIAL CONDITION OF MAKEUP INCORPORATED AND ITS SUBSIDIARY (COLLECTIVELY, “MAKEUP” OR THE “COMPANY”) FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005. THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE CONSOLIDATED FINANCIAL STATEMENTS AND RELATED NOTES APPEARING ELSEWHERE HEREIN.

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Overview

We were incorporated on February 12, 2004 in the state of Nevada for the purpose of selling beauty products, such as makeup and perfume (“cosmetics”) on the Makeup.com website, to customers residing in the United States. On September 17, 2004, Online Makeup Inc. (“Online“) was incorporated under the laws of the Province of British Columbia in Canada as a wholly owned subsidiary of Makeup. Online operates as our fulfillment house where our cosmetics are warehoused, shipped and received.

All of our common shares were owned by Manhattan Assets Corp., a Nevada company (“Manhattan”) until October 20, 2006, when, as part of an Asset Purchase Agreement, Manhattan sold them to Makeup.com Limited (formerly Tora Technologies Inc.) (“Makeup.com”) for $1. As a result of a change in Makeup.com’s controlling shareholder and because we are the larger corporation, the acquisition has been accounted for as a reverse acquisition, with Makeup.com’s net assets recorded at fair value and the results of Makeup.com’s operations included in the consolidated financial statements from the date of acquisition (October 20, 2006). The merger of Makeup.com and Makeup resulted in a book value in excess of costs of $4,951, being adjusted to additional paid in capital and additional paid in capital of $103,443, being allocated to stockholders’ deficit.

Our Domain name was owned by Manhattan Assets Corp., until October 13, 2006 when we acquired it from Manhattan in exchange for a promissory note in the amount of $333,333. The note is unsecured, bears interest at 8% and the principle and interest are payable on demand. Due to Makeup and Manhattan sharing a common director, the domain name was transferred at Manhattan’s historical cost of $333,333.

From February 12, 2004 to June 2005, we were developing the Makeup.com website, sourcing beauty products and setting up our warehouse and corporate operations. In June 2005, we commenced selling beauty products on the Makeup.com website to customers in the United States.

We are currently selling cosmetics to customers residing in the United States, however we are planning on expanding our market to other countries such as Canada and the United Kingdom within the next year and our intention is to continually add countries until we are selling cosmetics worldwide.

We are presently considering closing the warehouse in British Columbia and contracting with a fulfillment warehouse in Washington State. We expect this move will reduce operating costs, because we will be able to wind up Online thereby substantially reducing our administrative workload, reducing our staff and cross border shipping charges. This move would enable us to better utilize our resources to achieve our goal of selling cosmetics worldwide as well as enabling us to add more products.

At the present time, we are making the following changes to our web site:
(a)	adding a wider range of products,
(b)	making it easier to maneuver through the site,
(c)	simplifying the check out process,
(d)	simplifying the setting up of customer accounts and
(e)	making the necessary changes for search engine optimization.

Financial Condition

During the six months ended June 30, 2006, we had a net loss of $449,251. As of June 30, 2006, we had a cash balance of $24,269, accounts receivable of $5,954, inventory of $200,644, prepaid expenses of $122,429, and an amount due from an affiliate of $217,654. When these current assets are offset against our current obligations of $100,871 in accounts payable and accrued liabilities, $807,917 in advances payable, $1,181,624 in amounts due to related parties and $146 in deferred revenue, we are left with a working capital deficit of $1,519,608.

We believe that our cash and cash equivalents as of the date of this filing are inadequate to satisfy our working capital needs for the next year. Over the next six months we plan to reduce operating costs by closing down Online and hiring a United States based fulfillment house to warehouse, ship and receive our inventory. We do not currently have an estimate of our moving costs. This change will remove the overhead expenses of running a warehouse and alleviate our cross border shipping problems. We have also been using drop shippers which will  assist us in reducing our overhead expenses. We expect our revenues to increase significantly due to website programming improvements which are leading to a continually increasing number of visitors to our website as well as a larger, more diverse selection of merchandise.

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As our web based cosmetic revenues are not yet sufficient to satisfy our operational and working capital requirements, for the foreseeable future we must continue to raise funds through private loans, private placements of our common shares, or the issuance of shares for debt.

Our independent auditors have added an explanatory paragraph to their audit opinions issued in connection with our consolidated financial statements for the fiscal years 2005 and 2004, which states that from our date of inception, February 12, 2004 until June 2005, we were developing our Makeup.com website, sourcing beauty products and setting up our warehouse and corporate operations. During the first quarter of 2005, we commenced selling beauty products on our website and we have been focusing on increasing our product lines and sales. As such, we had accumulated a deficit of approximately $1,000,000 at December 31, 2005 and we will require additional financing to support our operations until such time as we achieve positive cash flows from operations. These factors raise substantial doubt about our ability to continue as a going concern. Our ability to achieve and maintain profitability and positive cash flow is dependent upon increasing our sales, increasing our product lines, globally expanding our sales market and controlling operating costs. Based upon current plans, we expect to incur operating losses in future periods. There is no assurance that we will be able to generate revenues in the future. The accompanying financial statements do not include any adjustments that might be necessary if we are unable to continue as a going concern.

Related-Party Transactions

At June 30, 2006 we had $217,654 in advances receivable from Manhattan. This amount was offset against fixed assets that Makeup.com acquired from Manhattan, as part of the reverse acquisition, and based on an asset purchase agreement dated October 20, 2006.

Included in the $ 1,181,624 that was due to related parties at June 30, 2006 is $59,930 in administrative and consulting fees from the current year, and $1,121,694 in advances payable.
None of the amounts due to related parties bear interest, have any fixed terms of repayment or are secured.

COMPARISON OF THE THREE AND SIX MONTHS ENDED JUNE 30, 2006 AND 2005

Overall Results of Operations

For the three months ended June 30, 2006, we had a net loss of $240,961 or a $241 net loss per share, which was an increase of $55,532 in net loss from our net loss of $185,429 or a $185 net loss per share for the three months ended June 30, 2005.

For the six months ended June 30, 2006, we had a net loss of $449,251 or a $449 net loss per share, which was an increase of $106,977 in net loss from our net loss of $342,858 or a $343 net loss per share for the six months ended June 30, 2005. The increase in net loss for the six months ended June 30, 2006 as compared to the six months ended June 30, 2005 was primarily due to increased advertising costs and expansion of our website.

Revenues

Our revenue increased by $37,402 or 400% from $9,350 for the three months ended June 30, 2005 to $46,752 for the three months ended June 30, 2006. Our cost of goods sold increased by $29,992 or 461% from $6,500 for the three months ended June 30, 2005 to $36,492 for the three months ended June 30, 2006. Our gross profit increased by $7,410 or 260% from $2,850 for the three months ended June 30, 2005 to $10,260 for the three months ended June 30, 2006.

Our revenue increased by $94,175 or 782% from $12,047 for the six months ended June 30, 2005 to $106,222 for the six months ended June 30, 2006. Our cost of goods sold increased by $72,502 or 840% from $8,631 for the six months ended June 30, 2005 to $81,133 for the six months ended June 30, 2006. Our gross profit increased by $21,673 or 635% from $3,416 for the six months ended June 30, 2005 to $25,089 for the six months ended June 30, 2006.

All of our revenue was the result of sales made on our Makeup.com website. We expect our revenues to steadily increase over the next year due to increased spending on advertising, continuing to broaden our product base and simplifying our website checkout.

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Operating Expenses

Our operating expenses increased by $62,942 or 33% from $188,279 for the three months ended June 30, 2005 to $251,221 for the three months ended June 30, 2006. This increase was primarily due to approximate increases in advertising of $40,000, professional fees of $15,000 and salaries of $21,000, offset by reductions in administrative fees of $7,000 and consulting fees of $9,000.

Our operating expenses increased by $128,066 or 37% from $346,274 for the six months ended June 30, 2005 to $474,340 for the six months ended June 30, 2006. This increase was primarily due to approximate increases in advertising of $86,000, bank charges of $5,000, professional fees of $10,000 and salaries of $47,000, offset by reductions in administrative fees of $14,000 and travel expenses of $7,000. Over the next year we expect our advertising costs to increase as we strive to increase our market share of online sales of cosmetics, our professional fees to increase as a result of the reverse acquisition, our consulting and administrative fees to increase due to the ongoing updates to our website and we expect administrative costs, salaries, delivery costs, warehouse overhead and rent to decline if we wind-up Online and engage an external fulfillment house. We expect the overall impact of these changes to cause our operating expenses to increase by approximately $500,000.

Off-Balance-Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenue or expenses, results of operations, liquidity, capital expenditures or capital resources that we expect to be material to investors. We do not have any non-consolidated, special-purpose entities.

Liquidity and Capital Resources

As of June 30, 2006, we had a cash balance of $24,269 and negative cash flows from operations of $151,550 for the six months then ended. During the six months ended June 30, 2006, we funded our operations through web sales and advances.

The notes to our consolidated financial statements as of June 30, 2006, contain footnote disclosure regarding our uncertain ability to continue as a going concern. We have not generated sufficient revenues to cover our expenses, and we have accumulated a deficit (including accumulated other comprehensive loss) of $1,480,252 since inception. As of June 30, 2006, we had $2,090,558 in current liabilities, when this is offset against our current assets of $570,950 we are left with a working capital deficit of $1,519,608. We cannot assure that we will succeed in developing our business and achieving a profitable level of operations sufficient to meet our ongoing cash needs. We have, however, successfully generated sufficient working capital and liquidity through web sales and private advances of funds until the date of this filing, and believe that we can continue to do so for the next year.

The following table summarizes our sources and uses of cash for the six month periods ended June 30, 2006 and 2005:

Sources and Uses of Cash
	For the six months ended June 30,
	2006	2005

Net cash used in operating activities	$(151,550)	$(234,096)
Net cash used in investing activities	(3,348)	(26,533)
Net cash provided by financing activities	167,917	220,000
Effects of foreign currency exchange	4,098	(4,709)
Net cash flow	$17,117	$(45,338)

Net Cash Used In Operating Activities

Net cash used in operating activities during the six months ended June 30, 2006 was $151,550. We used $449,251 in cash to cover operating costs, $2,993 to fund accounts receivable, $15,766 was spent on inventory, $12,599 was used for prepaid expenses and deposits and $61,963 was loaned to Manhattan. These expenditures were funded through an increase in our accounts payable and accrued liabilities of $23,917, amounts advanced to us by related parties of $359,263 and an $8,423 charge for depreciation of fixed assets.

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Net Cash Used In Investing Activities

During the six months ended June 30, 2006, we spent $3,348 on the acquisition of fixed assets.

Net Cash Provided By Financing Activities

During the six months ended June 30, 2006 we received $167,917 in cash advances. These advances are unsecured, non interest bearing and have no fixed terms of repayment.

Contingencies and Commitments

We had no contingencies or long-term commitments at June 30, 2006, except for our warehouse lease that we have included below under contractual obligations.

CRITICAL ACCOUNTING ESTIMATES

An appreciation of our critical accounting policies is necessary to understand our financial results. These policies may require that we make difficult and subjective judgments regarding uncertainties, and as a result, such estimates may significantly impact our financial results. The precision of these estimates and the likelihood of future changes depend on a number of underlying variables and a range of possible outcomes. Other than our accounting for our revenue, inventory and prepaid expenses and deposits, our critical accounting policies do not involve the choice between alternative methods of accounting. We have applied our critical accounting policies and estimation methods consistently.

Revenue Recognition

We derive our revenue from the sale of beauty products and record the sale as revenue when the product has been relieved from inventory, shipped to the customer and collectibility of the resulting receivable is reasonably assured. We have inventory risk, do not act as an agent and recognize revenues on a “gross” basis, in accordance with EITF 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent” (“EITF 99-19”). At June 30, 2006 a reserve for returns had not set up due to the immaterial amount of product returns. A reserve for returns will be set up when product returns subsequent to the period end are estimated to be in excess of $500 per quarter.

Inventories

Our inventories are stated at the lower of cost or market and accounted for under the first-in, first-out method. Due to limited operating history we have not been able to determine the amount of inventory that is slow moving. We plan to review our inventory records at December 31, 2006, for slow moving inventory and offer this product as part of promotional packages. At a minimum we expect to recover the cost of this product.

Prepaid Expenses and Deposits

Prepaid Marketing

We recognize up front advance payments for marketing fees, in prepaid expenses. Prepaid marketing expenses consist of amounts paid to strategic marketing partners for future marketing services. These prepayments are expensed as marketing services are utilized, based on the fair values of the services received. We regularly review these fees for possible impairment.

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Deposit

We were required to post a deposit with our online credit card payment processor to cover any fraudulent or refund transaction to a maximum of $70,000. At December 31, 2005, $69,112 of this amount had been paid. This deposit is not refundable until we cease to use the services of this payment processor however we can not assure that these funds will ever be returned to us.

Contractual Obligations

Lease Commitments

The Company leases its operating facility under a non-cancelable operating lease which expires in December 31, 2009. Our estimated costs for this lease are as follows:

Payments due by period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Lease commitments	$148,315	$41,557	$85,263	$21,495	$ 0

Total	$148,315	$41,557	$85,263	$21,495	$ 0

Internal and External Sources of Liquidity

We have funded our operations principally from the sale of cosmetics on our web site and from cash advances from related and other parties.

Inflation

We do not believe that inflation will have a material impact on our future operations.

Uncertainties relating to Forward Looking Statements

This Form 8-K/A contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by their use of words like “plan”, “expect”, “aim”, “believe”, “project”, “anticipate”, “intend”, “estimate”, “will”, “should”, “could” and other expressions that indicate future events and trends. All statements that address expectations or projections about the future, including statements about our royalty revenue, about locating a viable business, about expenditures and about financial results are forward-looking statements.

All forward-looking statements are made as of the date of filing of this Form 8-K/A and we disclaim any duty to update such statements.

Certain parts of this Form 8-K/A may contain “forward-looking statements” within the meaning of the Securities Exchange Act of 1934 based on current management’s expectations. Actual results could differ materially from those in the forward looking statements due to a number of uncertainties including, but not limited to, those discussed in this section. Factors that could cause future results to differ from these expectations include general economic conditions, particularly related e-commerce businesses. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives requires the exercise of judgment. To the extent that the assumed events do not occur, our outcome may vary substantially from our anticipated or projected results, and accordingly, we express no opinion on the achievability of those forward-looking statements and give no assurance that any of the assumptions relating to the forward-looking statements are accurate.

We may, from time to time, make oral forward-looking statements. We strongly advise you to read the foregoing paragraphs and the risk factors described in our annual report and in our other documents filed with the United States Securities and Exchange Commission for a description of certain factors that could cause our actual results to differ materially from those in the oral forward-looking statements. We disclaim any intention or obligation to update or revise any oral or written forward-looking statements whether as a result of new information, future events or otherwise.

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Part F/S

Reference is made to the filings by Makeup.com Limited on Forms 10-KSB and 10-QSB for Makeup.com Limited’s Financial Statements.

The financial statements of Makeup Incorporated begin on page F-1 below.

The pro forma financial information is filed as Exhibit 99.3 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Financial Statements of Makeup Incorporated - See Page F-1 below.

● Consolidated financial statements of Makeup Incorporated as of December 31, 2005 and 2004 (audited).

● Consolidated financial statements of Makeup Incorporated as of June 30, 2006 and 2005 (unaudited).

(b) Pro Forma Financial Information

See Exhibit 99.3.

● Makeup.com Limited (formerly Tora Technologies Inc.) pro forma condensed consolidated balance sheet as of June 30, 2006 (unaudited).

● Makeup.com Limited (formerly Tora Technologies Inc.) pro forma condensed consolidated statement of operations for the year ended December 31, 2005 (unaudited).

● Makeup.com Limited (formerly Tora Technologies Inc.) pro forma condensed consolidated statement of operations for the six month period ended June 30, 2006 (unaudited).

(c) See (a) and (b) of this Item 9.01.

(d)  Exhibits

Exhibit	Description	Status
10.4
Asset Purchase Agreement dated October 20, 2006 between Tora Technologies Inc. and Manhattan Assets Corp., filed as an Exhibit to Tora’s Form 8-K (Current Report) filed on October 23, 2006 and incorporated herein by reference.
Filed
10.5
Assignment of Debt Agreement dated October 20, 2006 among Tora Technologies Inc., Manhattan Assets Corp. and Makeup Incorporated, filed as an Exhibit to Tora’s Form 8-K (Current Report) filed on October 23, 2006 and incorporated herein by reference.
Filed
10.6	Transfer Agreement dated October 13, 2006 between Makeup Incorporated and Manhattan Assets Corp.	Filed
14	Code of Ethics, filed as an Exhibit to Tora’s annual report on Form 10-KSB, filed on March 29, 2006, and incorporated herein by reference.	Filed
99.1	Audit Committee Charter, filed as an Exhibit to Tora’s annual report on Form 10-KSB, filed on March 29, 2006, and incorporated herein by reference.	Filed
99.2	Disclosure Committee Charter, filed as an Exhibit to Tora’s annual report on Form 10-KSB, filed on March 29, 2006, and incorporated herein by reference.	Filed
99.3	Pro Forma Financial Information	Included

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MAKEUP INCORPORATED
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED
DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Makeup Incorporated and Subsidiary

We have audited the accompanying consolidated balance sheets of Makeup Incorporated and its subsidiary, as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders’ deficit and comprehensive loss, and cash flows for the year ended December 31, 2005 and for the period from inception (February 12, 2004) through December 31, 2004. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances; but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Makeup Incorporated and its subsidiary as of December 31, 2005 and 2004, and the results of its consolidated operations and its cash flows for the year ended December 31, 2005 and for the period from inception (February 12, 2004) through December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 3, the Company has incurred recurring operating losses and has an accumulated deficit. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

Mendoza Berger & Company, LLP

Irvine, California
October 17, 2006, except
for Note 11, which is dated
as of February 20, 2007

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MAKEUP INCORPORATED
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

ASSETS

Current assets:	2005	2004
Cash Accounts receivable Inventory Prepaid expenses and deposits Due from affiliate	$7,152 2,961 184,878 109,830 155,691	$55,320 4,809 26,438 27,876 43,099

Total current assets	460,512	157,542
Fixed assets, net of $19,645 and $1,752 accumulated depreciation	44,432	30,666
Total assets	$504,944	$188,208

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable and accrued liabilities	$76,954	$16,284
Advances payable	640,000	335,000
Due to related parties	822,361	139,341
Deferred revenue	727	---

Total current liabilities	1,540,042	490,625

Commitment and contingency

Stockholders’ deficit:
Common stock $0.001 par value, 200,000,000 authorized; 1,000 issued and
outstanding at December 31, 2005 and 2004	1	1
Accumulated deficit	(1,022,873)	(298,357)
Accumulated other comprehensive loss	(12,226)	(4,061)

Total stockholders’ deficit	(1,035,098)	(302,417)

Total liabilities and stockholders’ deficit	$504,944	$188,208

The accompanying notes are an integral part of these financial statements.

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MAKEUP INCORPORATED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

	Year Ended December 31, 2005		From Inception (February 12, 2004) through December 31, 2004
Sales Cost of goods sold	$79,998 50,106	$	--- ---
Gross profit	29,892		---
Operating expenses: General and administrative	754,408		298,357
Net loss	$(724,516)		$(298,357)
Net loss per share - basic and diluted	$(725)		$(298)
Weighted average number of shares outstanding - basic and diluted	1,000		1,000

The accompanying notes are an integral part of these financial statements.

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MAKEUP INCORPORATED
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIT AND COMPREHENSIVE LOSS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

	Common Stock
	Number of Shares	Amount		Accumulated Deficit		Accumulated Other Comprehensive Loss	Total

Balance at inception (February 12, 2004)	1,000	$1	$	---	$	---	$1

Net loss	---	---		(298,357)		---	(298,357)

Foreign currency exchange	---	---		---		(4,061)	(4,061)

Comprehensive loss	---	---		---		---	(302,418)

Balance at December 31, 2004	1,000	1		(298,357)		(4,061)	(302,417)

Net loss	---	---		(724,516)		---	(724,516)

Foreign currency exchange	---	---		---		(8,165)	(8,165)

Comprehensive loss	---	---		---		---	(732,681)

Balance at December 31, 2005	1,000	$1		$(1,022,873)		$(12,226)	$(1,035,098)

The accompanying notes are an integral part of these financial statements.

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MAKEUP INCORPORATED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

	Year Ended December 31, 2005	From Inception (February 12, 2004) through December 31,2004
Cash flows from operating activities:
Net loss
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation
Changes in operating assets and liabilities:
Accounts receivable
Inventory
Prepaid expenses and deposits
Due from affiliate
Accounts payable and accrued liabilities
Due to related parties
Deferred revenue
	$(724,516) 17,893 1,848 (158,440) (81,954) (112,592) 60,670 683,020 727	$(298,357) 1,752 (4,808) (26,438) (27,876) (43,099) 16,284 139,341 ---
Net cash used in operating activities	(313,344)	(243,201)

Cash flows from investment activities:
Acquisition of fixed assets	(31,659)	(32,418)
Net cash used in investment activities	(31,659)	(32,418)
Cash flows from financing activities: Advances payable	305,000	335,000
Net cash provided by financing activities	305,000	335,000
Effects of foreign currency exchange	(8,165)	(4,061)
Net (decrease) increase in cash Cash, beginning of period	(48,168) 55,320	55,320 ---
Cash, end of year	$7,152	$55,320

The accompanying notes are an integral part of these financial statements.

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MAKEUP INCORPORATED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

	Year Ended December 31, 2005		From Inception (February 12, 2004) through December 31,2004
Supplemental disclosure of non-cash investing and financing activities: Cash paid during the period: Income taxes	$	---	$	---
Interest paid	$	---	$	---

The accompanying notes are an integral part of these financial statements.

Page - 16

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Makeup Incorporated (“Makeup”) was incorporated on February 12, 2004 in the state of Nevada for the purpose of selling beauty products such as makeup and perfume on the Makeup.com website to customers residing in the United States. The domain name Makeup.com and Makeup Incorporated are both owned by Manhattan Assets Corp., a Nevada company. On September 17, 2004, Online Makeup Inc. (“Online”) was incorporated under the laws of the Province of British Columbia in Canada as a wholly owned subsidiary of Makeup. Online is in the warehousing business and manages Makeup’s inventory which includes the receiving of inventory and fulfillment and shipping of Makeup’s orders. In these notes, the terms “Company”, “we”, “us” or “our” mean Makeup Incorporated and its subsidiary, Online, included in the consolidated financial statements.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States.

These consolidated financial statements include the financial statements of the Company and its wholly owned subsidiary. We have eliminated from our financial results all significant intercompany balances and transactions.

Foreign Currency Translation

The functional currency for Makeup’s foreign subsidiary is the Canadian Dollar. Makeup translates assets and liabilities to US dollars using period-end exchange rates and translates revenues and expenses using average exchange rates during the period. Exchange gains and losses arising from translation of foreign entity financial statements are included as a component of other comprehensive loss.

Transactions denominated in currencies other than the functional currency of the legal entity are re-measured to the functional currency of the legal entity at the period-end exchange rates. Any associated transactional currency re-measurement gains and losses are recognized in current operations.

Page - 17

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company’s financial statements are based on a number of estimates, including accruals for estimated accounting, auditing and legal expenses and an estimate for product returns.

Cash and Cash Equivalents

Makeup considers all highly liquid instruments with an original maturity or remaining maturity at the date of purchase of three months or less to be cash equivalents.

Financial Instruments

Foreign Exchange Risk

The Company is subject to foreign exchange risk for sales and purchases denominated in foreign currencies. Foreign currency risk arises from the fluctuation of foreign exchange rates and the degree of volatility of these rates relative to the United States dollar. The Company does not believe that it has any material risk to its foreign currency exchange.

Fair Value of Financial Instruments

The Company’s financial instruments, include cash, accounts receivable, accounts payable and accrued liabilities, advances payable and deferred revenues. The fair value of these financial instruments approximate their carrying values due to their short maturities. Amounts due from and to related parties approximate their fair value due to the related party nature of the receivable and debt.

Page - 18

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Financial Instruments (Continued)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable.

The Company places its cash with various high quality financial institutions and, by policy, limits the amount of credit exposure with any one financial institution. As part of its cash management process, the Company performs periodic evaluations of the relative credit standing of these financial institutions.

Receivables arising from sales to customers are generally not significant individually and are not collateralized. Management continually monitors the financial condition of its customers to reduce the risk of loss. None of the Company’s end-user customers account for more than 10% of net revenues. Substantially, all customers remit payment for their purchases through credit cards. At December 31, 2005, the Company had $101 in trade accounts receivable from a major credit card company.

Inventories

Inventories are stated at the lower of cost or market under the first-in, first-out method.

Prepaid Expenses and Deposits

Prepaid Marketing

Makeup recognizes up front advance payments for marketing fees in prepaid expenses. Prepaid marketing expenses consist of amounts paid to strategic marketing partners for future marketing services. These prepayments are expensed as marketing services are utilized, based on the fair values of the services received. The recoverability of these fees is subject to regular review by management.

Page - 19

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Prepaid Expenses and Deposits (Continued)

Deposit

Makeup was required to post a deposit with their online credit card payment processor to cover any fraudulent or refundable transaction to a maximum deposit of $70,000. At December 31, 2005, $69,112 of this amount had been paid. This deposit is not refundable until the Company ceases to use the services of this payment processor.

Advertising Costs

Advertising costs are expenses as incurred. At December 31, 2005 and 2004 advertising costs were approximately $84,000 and $0, respectively.

Fixed Assets

Fixed assets consist of computer hardware, computer software, leasehold improvements, furniture and equipment and are stated at cost and depreciated or amortized, net of salvage value, using the straight-line method over the estimated useful lives of the assets, or lease term if shorter.

Capitalized Software Development Costs

The Company complies with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) No. 98-1, “Accounting for Cost of Computer Software Developed or Obtained for Internal Use” (“SOP 98-1”), and Emerging Issues Task Force (“EITF”) Issue 00-2, “Accounting for Website Development Costs”. In accordance with SOP 98-1, software development costs incurred as part of an approved project plan that result in additional functionality to internal use software are capitalized and amortized on a straight-line basis over the estimated useful life of the software, which is one to five years.

Revenue Recognition

The Company recognizes revenue from the sale of beauty products when title passes collectibility is reasonably assured. The Company has inventory risk, therefore it does not act as an agent and recognizes revenues on a “gross” basis, in accordance with EITF 99-19, “Reporting Revenue Gross as a Principal versus Net as an Agent” (“EITF 99-19”).

Page - 20

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Loss

Comprehensive loss reflects changes in equity that results from transactions and economic events from non-owner sources. The Company had ($8,165) and ($4,061) in other comprehensive loss for the periods ended December 31, 2005 and 2004, respectively, from its foreign currency translation. As a result, total comprehensive loss for the periods ended December 31, 2005 and 2004 were ($732,681) and ($302,418), respectively.

Income Taxes

Income tax expense is based on pre-tax financial accounting income. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carryforwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Basic and Diluted Net (Loss) Per Common Share (“EPS”)

Basic net (loss) per share is computed by dividing the net (loss) attributable to the common stockholders by the weighted average number of common shares outstanding during the reporting period. Diluted net income per common share includes the potential dilution that could occur upon exercise of the options and warrants to acquire common stock computed using the treasury stock method which assumes that the increase in the number of shares is reduced by the number of shares which could have been repurchased by the Company with the proceeds from the exercise of the options and warrants (which were assumed to have been made at the average market price of the common shares during the reporting period).

Potential common shares are excluded from the diluted loss per share computation in net loss periods as their inclusion would have been anti-dilutive.

Page - 21

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-Based Compensation

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123(R), “Share-Based Payment” (“SFAS 123(R)”), which is a revision of SFAS No. 123, “Accounting for Stock-Based Compensation”. SFAS 123(R) is effective for public companies for the first fiscal year beginning after June 15, 2005, supersedes Accounting Principles Board Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees”, and amends SFAS 95, “Statement of Cash Flows”. SFAS 123(R) eliminates the option to use APB 25’s intrinsic value method of accounting and requires recording expense for stock compensation based on a fair value based method.

On July 1, 2005, the Company adopted the “modified prospective method” which requires the Company to recognize compensation costs, for all share-based payments granted, modified or settled, in financial statements issued subsequent to July 1, 2005, as well as for any awards that were granted prior to the adoption date for which the required service has not yet been performed. The adoption of SFAS 123(R) did not have a material effect on the Company’s financial condition or results of operations because since inception the Company has not entered into any share-based transactions.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 153 (“SFAS 153”), “Exchanges of Nonmonetary Assets”, which changes the guidance in APB 29, “Accounting for Nonmonetary Transactions”. This statement amends APB 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this SFAS 153 are to be applied prospectively and are effective for fiscal years beginning after June 15, 2005. The Company does not expect adoption of SFAS 153 to have a material impact on its financial condition or results of operations.

Page - 22

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (Continued)

In May 2005, the FASB issued SFAS No. 154 (“SFAS 154”), “Accounting Changes and Error Corrections”. This statement, which replaces APB Opinion No. 20, “Accounting Changes”, and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements”, requires that a voluntary change in accounting principle be applied retrospectively to all prior period financial statements presented, unless it is impracticable to do so. SFAS 154 also provides that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for as a change in estimate effected by a change in accounting principle, and also provides that correction of errors in previously issued financial statements should be termed a “restatement”. SFAS 154 is effective for fiscal years beginning after December 15, 2005. The Company does not expect adoption of SFAS 154 to have a material impact on its financial condition or results of operations.

In February 2006, the FASB issued SFAS No. 155 “Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140”. This Statement amends FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This statement is effective for all financial instruments acquired or issued after the beginning of an entities first fiscal year that begins after September 15, 2006. Adoption of SFAS No 155 is not expected to have a material effect on the Company’s results of operations, financial condition or cash flows.

In March 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 156, “Accounting for Servicing of Financial Assets - an amendment of FASB Statement No. 140”. SFAS No. 156 amends SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities,” with respect to accounting for separately recognized servicing assets and servicing liabilities. SFAS No. 156 is effective for fiscal years that begin after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. The Company does not have any servicing assets or servicing liabilities and, accordingly, the adoption of SFAS No. 156 is not expected to have a material effect on the Company’s results of our operations, financial condition or cash flows.

Page - 23

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

3. GOING CONCERN

From the date of inception, February 12, 2004 until June 2005, the Company was developing the Makeup.com website, sourcing beauty products and setting up their warehouse and corporate operations. During the first quarter of 2005, the Company commenced selling beauty products on the website and they were focusing on increasing their product lines and sales. As such, the Company has accumulated a deficit of approximately $1,000,000 to date and will require additional financing to support their operations until such time as they achieve positive cash flows from operations. These factors raise substantial doubt about Makeup’s ability to continue as a going concern. The Company’s ability to achieve and maintain profitability and positive cash flow is dependent upon increasing their sales, increasing their product lines, globally expand their sales market and controlling operating costs. Based upon current plans, the Company expects to incur operating losses in future periods which the Company plans to mitigate through additional debt or equity financing. There is no assurance that the Company will be able to generate revenues or raise additional funds in the future. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

4. BALANCE SHEET DETAIL
	2005	2004
Inventories: Goods for resale Goods in transit	$184,128 750		$14,154 12,284
	$184,878		$26,438
Prepaid expenses and deposits: Prepaid deposit - Global Payments Other prepaid deposits Prepaid marketing Other prepaid expenses	$69,112 34,715 5,000 1,003	$	--- 27,876 --- ---
	$109,830		$27,876
Fixed assets and estimated useful lives: Computer equipment and software, 1 to 5 years Equipment, 5 years Leasehold improvements, 10 years	$57,253 5,020 1,804		$32,418 --- ---
Book value Less: accumulated depreciation	64,077 (19,645)		32,418 (1,752)
	$44,432		$30,666

Page - 24

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

5. ADVANCES PAYABLE

At December 31, 2005 and 2004, the Company had advances payable totaling $640,000 and $335,000, respectively, from third parties. These advances are non-interest bearing, have no fixed terms of repayment and are unsecured.

6. RELATED PARTY TRANSACTIONS

Due From Affiliate

At December 31, 2005 and 2004, the Company had $155,691 and $43,099, respectively, in advances receivable from its parent company, Manhattan Assets Corp. These advances are non-interest bearing, have no fixed terms of repayment and are unsecured.

Due To Related Parties

During the year ended December 31, 2005 and the period from inception (February 12, 2004) to December 31, 2004, the Company accrued or paid consulting fees of $124,229 and $11,955, respectively, to a company owned by a common director. At December 31, 2005 and 2004, $10,751 and $5,511 of these fees remained payable to this related company, respectively.

During the year ended December 31, 2005 and the period from inception (February 12, 2004) to December 31, 2004, the Company accrued or paid administrative fees of $22,169 and $87,262 and consulting fees of $62,928 and $127,161 to a company sharing a common director, respectively. At December 31, 2005 and 2004, $0 and $33,739 of these fees remained payable to this related company, respectively.

During the year ended December 31, 2005 and the period from inception (February 12, 2004) to December 31, 2004, the Company accrued or paid administrative fees of $94,349 and $40,337 to a company owned by a common director, respectively. At December 31, 2005 and 2004, $54,008 and $0 of these fees remained payable to this related company, respectively.

At December 31, 2005 and 2004, the Company was indebted to a company owned by a common director in the amount of $100,000. This debt is non-interest bearing, has no fixed terms of repayment and is unsecured.

At December 31, 2005, the Company was indebted to a director in the amount of $656,398. This debt is non-interest bearing, has no fixed terms of repayment and is unsecured.

Page - 25

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

7. COMMON STOCK

On February 12, 2004, the Company issued 1,000 common shares at $0.001 per share or $1 to its parent, Manhattan Assets Corp.

On September 13, 2004, the Company’s authorized share capital increased from 1,000,000 common shares to 200,000,000 common shares with a par value of $0.001. No preferred shares have been authorized.

On July 23, 2004, the Company approved an offering under Regulation D of the United States Securities Act of 1933 for up to 2,000,000 unregistered and restricted units at a purchase price of $1 per restricted unit. Each unit consists of one restricted common share in the capital of the Company and one half of a restricted share purchase warrant. Each full restricted warrant enables the holder to purchase one additional restricted common share at a price of $2.50 per restricted warrant for a term of two years from closing. At December 31, 2005, no units had been issued under this offering.

At December 31, 2005 and 2004, the Company did not have any outstanding stock options or share purchase warrants.

8. INCOME TAXES

Income tax expense has not been recognized for the years ended December 31, 2005 and 2004 and no taxes were payable at December 31, 2005 or 2004, because the Company has incurred losses since its inception. The Company’s subsidiary is subject to federal and provincial taxes in Canada and the Company is subject to United States federal taxes.

The components of the Company’s net losses are as follows at December 31:

	2005	2004
United States of America Canada	$(583,874) (140,642)	$(292,280) (6,077)
	$(724,516)	$(298,357)

As of December 31, 2005 and 2004, the Company had the following deferred tax assets that primarily relate to net operating losses. An 100% valuation allowance has been established, as management believes it is more likely than not that the deferred tax assets will not be realized.

Page - 26

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

8. INCOME TAXES (Continued)

	2005		2004
Federal loss carryforwards Foreign loss carryforwards		$264,489 58,688		$87,790 2,431
Less: valuation allowance		323,177 (323,177)		90,221 (90,221)
	$	---	$	---

The Company’s valuation allowance increased during 2005 and 2004 by $232,956 and $90,221, respectively.

The Company had the following net operating loss carryforwards (“NOL’s”) at December 31:

	2005	2004
United States of America Canada	$881,630 146,719	$292,633 6,077
	$1,028,349	$298,710

The federal NOL’s expire through December 31, 2025 and the Canadian NOL’s expire through December 31, 2012.

9. SEGMENT INFORMATION

Makeup operates in a single business segment, the sale of beauty products in the United States.

Page - 27

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2005 AND
FOR THE PERIOD FROM INCEPTION (February 12, 2004)
THROUGH DECEMBER 31, 2004

10. COMMITMENT

Lease Commitment

The Company leases its operating facility under a non-cancelable operating lease which expires in December 31, 2009. Rent expense under this operating lease included in continuing operations was $51,716 and $0 for the years ended December 31, 2005 and 2004, respectively.

At December 31, 2005, the minimum future lease payments under non-cancelable operating leases are as follows:

For the Years Ended December 31,	Amount

2006 2007 2008 2009	$38,093 41,557 42,990 42,990
$165,630

11.	SUBSEQUENT EVENT

On October 13, 2006, the Company issued a promissory note to its parent corporation
(Manhattan Assets Corp.) in the amount of $333,333, in exchange for the domain name www. Makeup.com (“domain name”). The note is payable on demand, unsecured and bears interest at 8%. Due to the Company and Manhattan sharing a common director, the domain name was transferred to the Company at Manhattan’s historical cost of $333,333.

Page - 28

MAKEUP INCORPORATED
CONSOLIDATED FINANCIAL STATEMENTS
AS AT JUNE 30, 2006 AND DECEMBER 31, 2005 AND
FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

Page - 30

Page - 31

MAKEUP INCORPORATED
CONSOLIDATED BALANCE SHEETS
JUNE 30, 2006 AND DECEMBER 31, 2005

UNAUDITED

	June 30, 2006		December 31, 2005
Current assets:
Cash Accounts receivable, net of $200 and $0 allowance for doubtful accounts Inventory Prepaid expenses and deposits Due from affiliate	$24,269 5,954 200,644 122,429 217,654		$7,152 2,961 184,878 109,830 155,691

Total current assets Fixed assets, net of $28,120 and $19,645 accumulated depreciation	570,950 39,357		460,512 44,432
Total assets	$610,307		$504,944

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued liabilities Advances payable Due to related parties Deferred revenue	$100,871 807,917 1,181,624 146		$76,954 640,000 822,361 727

Total current liabilities	2,090,558		1,540,042
Commitment and contingency Stockholders’ deficit: Common stock $0.001 par value, 200,000,000 authorized; 1,000 issued and outstanding at June 30, 2006 and December 31, 2005 Accumulated deficit Accumulated other comprehensive loss	- 1 (1,472,124 (8,128	) )	- 1 (1,022,873 (12,226	) )

Total stockholders’ deficit	(1,480,251)		(1,035,098)

Total liabilities and stockholders’ deficit	$610,307		$504,944

The accompanying notes are an integral part of these financial statements.

Page - 32

MAKEUP INCORPORATED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTH PERIODS
ENDED JUNE 30, 2006 AND 2005

UNAUDITED

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Revenues: Sales Cost of goods sold	$46,752 36,492	$9,350 6,500	$106,222 81,133	$12,047 8,631
Gross profit	10,260	2,850	25,089	3,416
Operating expenses: General and administrative	251,221	188,279	474,340	346,274

Net loss	$(240,961)	$(185,429)	$(449,251)	(342,858)
Net loss per share - basic and diluted	$(241)	$(185)	$(449)	(343)
Weighted average number of shares outstanding - basic and diluted	1,000	1,000	1,000	1,000

The accompanying notes are an integral part of these financial statements.

Page - 33

MAKEUP INCORPORATED
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ DEFICIT AND COMPREHENSIVE LOSS
FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

	Common Stock			Accumulated Other
	Number of		Accumulated	Comprehensive
	Shares	Amount	Deficit	Income (Loss)	Total
Balance at inception (February 12, 2004)	1,000	$1	$-	$-	$1
Net loss for the period Foreign currency exchange	- -	- -	(298,357) -	- (4,061)	(298,357 (4,061	) )
Comprehensive loss	-	-	-	-	(302,418)
Balance at December 31, 2004	1,000	$1	$(298,357)	$(4,061)	$(302,417)
Net loss for the six month period ended June 30, 2005 Foreign currency exchange	- -	- -	(342,858) -	- (4,709)	(342,858 (4,709	) )
Comprehensive loss	-	-	-	-	(347,567)
Balance at June 30, 2005	1,000	$1	$(641,215)	$(8,770)	$(649,984)
Net loss for the six month period ended December 31, 2005 Foreign currency exchange	- -	- -	(381,658) -	- (3,456)	(381,658 (3,456	) )
Comprehensive loss	-	-	-	-	(385,114)
Balance at December 31, 2005	1,000	$1	$(1,022,873)	$(12,226)	$(1,035,098)
Net loss for the six month period ended June 30, 2006 Foreign currency exchange	- - -	- - -	- (449,251) -	- - 4,098	- (449,251) 4,098
Comprehensive loss	-	-	-	-	(445,153)
Balance, June 30, 2006	1,000	$1	$(1,472,124)	$(8,128)	$(1,480,251)

The accompanying notes are an integral part of these financial statements.

Page - 34

MAKEUP INCORPORATED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

	Six Months Ended June 30,
	2006	2005
Cash flows from operating activities:
Net loss
Adjustments to reconcile net loss to net cash used
in operating activities:
Depreciation
Changes in operating assets and liabilities:
Accounts receivable
Inventory
Prepaid expenses and deposits
Due from affiliate
Accounts payable and accrued liabilities
Due to related parties
Deferred revenue
	$(449,251) 8,423 (2,993) (15,766) (12,599) (61,963) 23,917 359,263 (581)	$(342,858) 9,159 3,753 (108,633) (30,390) (112,477) 16,690 330,660 -
Net cash used in operating activities	(151,550)	(234,096)

Cash flows from investment activities:
Acquisition of fixed assets	(3,348)	(26,533)
Net cash used in investment activities	(3,348)	(26,533)
Cash flows from financing activities: Advances payable	167,917	220,000
Net cash provided by financing activities	167,917	220,000
Effects of foreign currency exchange	4,098	(4,709)
Net increase (decrease) in cash Cash, beginning of period	17,117 7,152	(45,338) 55,320
Cash, end of period	$24,269	$9,982
Supplemental disclosure of non-cash investing and financing activities: Cash paid during the period: Income taxes	$-	$-
Interest paid	$-	$-

The accompanying notes are an integral part of these financial statements.

Page - 35

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

1.  ORGANIZATION, PRINCIPAL ACTIVITIES AND BASIS OF PRESENTATION

Organization

Makeup Incorporated (“Makeup”) was incorporated on February 12, 2004 in the state of Nevada for the purpose of selling beauty products such as makeup and perfume, on the Makeup.com website, to customers residing in the United States. The domain name Makeup.com and Makeup Incorporated are both owned by Manhattan Assets Corp., a Nevada corporation. On September 17, 2004, Online Makeup Inc. (“Online”) was incorporated under the laws of the Province of British Columbia in Canada as a wholly owned subsidiary of Makeup.

Principal Activities

Online is in the warehousing business and manages Makeup’s inventory which includes receiving inventory and fulfillment and shipping of Makeup’s orders. In these notes, the terms “Company”, “we”, “us” or “our” mean Makeup Incorporated and its subsidiary, Online.

Basis of Presentation

The unaudited consolidated financial statements included herein have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 8-KSB and Item 310(b) of Regulation S-B. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and six month periods ended June 30, 2006 and 2005 are not necessarily indicative of the results that may be expected for any interim period or the entire year. For further information, these consolidated financial statements and the related notes should be read in conjunction with the Company’s audited financial statements for the year ended December 31, 2005 included in the Company’s report on Form 8-K/A.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States.

These consolidated financial statements include the financial statements of the Company and its wholly owned subsidiary. We have eliminated from our financial results all significant intercompany balances and transactions.

Page - 36

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Liquidity and Capital Resources

We have incurred losses and negative cash flows from operations since inception. For the six month period ended June 30, 2006, we incurred a net loss from operations of approximately $449,251 and negative cash flows from operations of approximately $150,000. Additional financing will be required to carry out our plans to expand our product lines, sell our beauty products world wide and until such time as the Company achieves positive cash flows from operations. Based upon current plans, the Company expects to incur operating losses in future periods, which the Company plans to mitigate through additional debt or equity financing. We believe we will be able to fund our operations for at least the next twelve months through private loans. Failure to generate sufficient revenues or raise sufficient working capital could adversely affect our ability to achieve our business objectives.

Inventories

Inventories are stated at the lower of cost (first-in, first-out) or market.

Capitalized Software Development Costs

The Company complies with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) No. 98-1, “Accounting for Cost of Computer Software Developed or Obtained for Internal Use” (“SOP 98-1”), and Emerging Issues Task Force (“EITF”) Issue 00-2, “Accounting for Website Development Costs”. In accordance with SOP 98-1, software development costs incurred as part of an approved project plan that result in additional functionality to internal use software are capitalized and amortized on a straight-line basis over the estimated useful life of the software.

Revenue Recognition

The Company recognizes revenue from the sale of beauty products when title passes and collectibility is reasonably assured. The Company has inventory risk, therefore it does not act as an agent and recognizes revenues on a “gross” basis, in accordance with EITF 99-19 “Reporting Revenue Gross as a Principal versus Net as an Agent” (“EITF 99-19”).

3.  GOING CONCERN

From the date of inception, February 12, 2004 until June 2005, we were developing our Makeup.com website, sourcing beauty products and setting up our warehouse and corporate operations. During the first quarter of 2005 we commenced selling beauty products on our website and we have been focusing on increasing our product lines and sales. As such, we have accumulated a deficit of approximately $1.5 million to date and we will require additional financing to support our operations until such time as we achieve positive cash flows from operations. These factors raise substantial doubt about our ability to continue as a going concern. Our ability to achieve and maintain profitability and positive cash flow is dependent upon increasing our sales, increasing our product lines, globally expand our sales market and controlling operating costs. There is no assurance that the Company will be able to generate revenues or raise additional funds, in the future. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

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MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

4.  BALANCE SHEET DETAIL

Inventories	June 30,	December 31,
	2006	2005
Goods for resale	$195,778	$184,128
Goods in transit	4,866	750

	$200,644	$184,878

Prepaid expenses and deposits	June 30,	December 31,
	2006	2005
Prepaid deposit - Global Payments	$70,000	$69,112
Other prepaid deposits	32,982	34,715
Prepaid marketing	11,479	5,000
Other prepaid expenses	7,968	1,003

	$122,429	$109,830

Fixed assets	June 30,	December 31,
	2006	2005
Computer equipment and software	$57,253	$57,253
Equipment	8,420	5,020
Leasehold improvements	1,804	1,804

Book Value	67,477	64,077
Less: accumulated depreciation	(28,120)	(19,645)

	$39,357	$44,432

5.  ADVANCES PAYABLE

At June 30, 2006 and December 31, 2005 the Company had advances payable totaling $807,917 and $640,000. These advances are non interest bearing, have no fixed terms of repayment and are unsecured.

Page - 38

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

6.  RELATED PARTY TRANSACTIONS

DUE FROM AFFILIATE

At June 30, 2006 and December 31, 2005, the Company had $217,654 and $155,691 in advances receivable from its parent company, Manhattan Assets Corp. These advances are non-interest bearing, have no fixed terms of repayment and are unsecured.

DUE TO RELATED PARTIES

During the six month periods ended June 30, 2006 and 2005, the Company accrued or paid consulting fees of $128,876 and $59,662 to a company owned by a common director. At June 30, 2006 and December 31, 2005, $27,842 and $10,751 of these fees remained payable to this related company, respectively.

During the six month periods ended June 30, 2006 and 2005, the Company accrued or paid administrative fees of $50,139 and $47,139 to a company owned by a common director, respectively. At June 30, 2006 and December 31, 2005, $32,516 and $54,008 of these fees remained payable to this related company, respectively.

During the six month periods ended June 30, 2006 and 2005, the Company had paid administrative fees of $0 and $16,840 and consulting fees of $0 and $62,048 to a company sharing a common director, respectively.

At June 30, 2006 and December 31, 2005, the Company was indebted to a company owned by a common director in the amount of $100,000. This debt is non-interest bearing, has no fixed terms of repayment and is unsecured.

At June 30, 2006 and December 31, 2005, the Company was indebted to a director in the amount of $1,013,695 and $656,398. This debt is non-interest bearing, has no fixed terms of repayment and is unsecured.

7. COMMITMENT

Lease Commitment

The Company leases its operating facility under a non-cancelable operating lease which expires in December 31, 2009. Rent expense under this operating lease included in continuing operations was $22,071 and $8,421 for the six month periods ended June 30, 2006 and 2005, respectively.

Page - 39

MAKEUP INCORPORATED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005

UNAUDITED

7. COMMITMENT, continued

Lease Commitment, continued

At June 30, 2006, the minimum future lease payments under non-cancelable operating leases are as follows:

For the Years Ended June 30	Amount

2007 2008 2009 2010	$41,557 42,273 42,990 21,495
$148,315

8. SUBSEQUENT EVENT

On October 13, 2006, the Company issued a promissory note to its parent corporation
(Manhattan Assets Corp.) in the amount of $333,333, in exchange for the domain name www. Makeup.com (“domain name”). The note is payable on demand, unsecured and bears interest at 8%. Due to the Company and Manhattan sharing a common director, the domain name was transferred to the Company at Manhattan’s historical cost of $333,333.

Page - 40

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Makeup.com Limited has caused this report to be signed on its behalf by the undersigned duly authorized person.

MAKEUP.COM LIMITED

Dated: March 12 , 2007                           By: Robert E. Rook
Robert E. Rook - CEO & President

Page - 29

Exhibit 99.3

Pro Forma Financial Statements

(a)	Pro Forma Financial Information.

Page - 41

MAKEUP.COM LIMITED AND SUBSIDIARY
(FORMERLY TORA TECHNOLOGIES INC.)
PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
UNAUDITED

On October 20, 2006, Makeup.com Limited (formerly Tora Technologies Inc.) (“Makeup.com”) entered into an asset purchase agreement with Manhattan Assets Corp. (“Manhattan” or “the Seller”) whereby they acquired:

(a)	100% of the issued and outstanding shares of common stock of Makeup Incorporated (“Makeup”), a corporation registered under the laws of the State of Nevada.

(b)	Navision software.

In exchange for:

(a)	cash of $1 and,

(b)	an assignment of debt to Makeup.com, in the amount of US$216,107, that Manhattan owes Makeup.

The merger was accounted for as a reverse acquisition whereby Makeup was treated as the acquirer and Makeup.com as the acquiree because of a change in control of the controlling shareholder of Makeup.com and Makeup being the larger corporation. As a result, $4,951 in book value in excess of cost was adjusted to additional paid in capital and additional paid in capital of $103,443 was allocated to stockholders’ deficit.

The Navision software acquired by Makeup.com in the amount of $216,107, resulted in an impairment charge against fixed assets of $105,650, which is the difference between the debt assumed by Makeup.com and the net book value of the Navision software recorded on Manhattan’s books at June 30, 2006.

In connection with the acquisition, Manhattan entered into a transfer agreement with Makeup whereby Manhattan transferred the domain name www.makeup.com (“domain name”) to Makeup in exchange for a promissory note dated October 13, 2006, in the amount of $333,333. This note is unsecured, bears interest at 8% and the principle and interest are payable on demand. Due to Makeup and Manhattan sharing a common director, the domain name was transferred at Manhattan’s historical cost of $333,333.

The accompanying condensed consolidated financial statements illustrate the effect of the acquisition (“pro forma”) on the Companies financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2006 is based on the historical balance sheets of Makeup.com and Makeup as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of operations for the year ended December 31, 2005 and the six months ended June 30, 2006 are based on the historical statements of operations of Makeup.com and Makeup for those periods. The pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 2005.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management’s current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of Makeup.com and Makeup.

Page - 42

MAKEUP.COM LIMITED AND SUBSIDIARY
(FORMERLY TORA TECHNOLOGIES INC.)
PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
UNAUDITED

					MAKEUP.COM
	MAKEUP.COM	MAKEUP INC.		Note	Consolidated
	June 30, 2006	June 30, 2006	Adjustments	Reference	June 30, 2006

ASSETS

Current Assets

Cash	$11,458	$24,269	$(1)	(1)	$35,726
Accounts receivable	729	5,954	-		6,683
Inventory	-	200,644	-		200,644
Prepaid expenses and deposits	145	122,429	-		122,574
Due from affiliate	-	217,654	(216,107)	(1)	1,547

Total Current Assets	12,332	570,950	(216,108)		367,174

Investment in Makeup	-	-	-	(1)	-
Fixed assets	1,706	39,357	110,457	(1)	151,520
Intangible assets - Domain name	-	-	333,333	(2)	333,333

TOTAL ASSETS	$14,038	$610,307			$852,027

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities

Accounts payable and accrued liabilities	$9,086	$101,017	$-		$110,103
Due to related parties	-	1,181,624	-		1,181,624
Advances payable	-	807,917	-		807,917
Note payable to related party	-	-	333,333	(2)	333,333

TOTAL LIABILITIES	9,086	2,090,558			2,432,977

STOCKHOLDERS' DEFICIT

Stockholders' deficit
Common stock $0.001 par value,
75,000,000 authorized;
44,831,250 issued and outstanding at June 30, 2006	44,831	1	(1)	(1)	44,831
Additional paid in capital	108,394	-	(108,394)	(4)	-
Accumulated deficit	(148,273)	(1,472,124)	2,744	(1)(4)	(1,617,653)
Accumulated other comprehensive loss	-	(8,128)	-		(8,128)

TOTAL STOCKHOLDERS' DEFICIT	4,952	(1,480,251)			(1,580,950)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$14,038	$610,307			$852,027

The accompanying notes are an integral part of these consolidated financial statements

Page - 43

MAKEUP.COM LIMITED AND SUBSIDIARY
(FORMERLY TORA TECHNOLOGIES INC.)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006

UNAUDITED

				MAKEUP.COM
	MAKEUP.COM	MAKEUP INC.	Adjustments	Consolidated

REVENUE

Sales	$-	$106,222		$106,222

Cost of goods sold	-	81,133		81,133

Gross profit	-	25,089		25,089

OPERATING EXPENSES

Administrative expenses	-	474,341		474,341

Total operation expenses	-	474,341		474,341

Loss from continuing operations	-	(449,252)		(449,252)

DISCONTINUED OPERATIONS
Charge for impairment of service rights	14,000	-		14,000
Net loss - embroidery business (net of $0 tax effect)	36,969	-		36,969

Loss from discontinued operations	(50,969)	-		(50,969)

NET LOSS FOR THE PERIOD	$(50,969)	$(449,252)		$(500,221)

BASIC AND DILUTED LOSS PER SHARE
Continuing operations	$(0.00)			$(0.01)
Discontinued operations	(0.01)			(0.00)

	$(0.01)			$(0.01)

WEIGHTED AVERAGE
SHARES OUTSTANDING	44,831,250			44,831,250

The accompanying notes are an integral part of these consolidated financial statements

Page - 44

MAKEUP.COM LIMITED AND SUBSIDIARY
(FORMERLY TORA TECHNOLOGIES INC.)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

UNAUDITED

				Note	MAKEUP.COM
	MAKEUP.COM	MAKEUP INC.	Adjustments	Reference	Consolidated

Sales	$-	$79,998			$79,998

Cost of goods sold	-	50,106			50,106

Gross Profit	-	29,892			29,892

OPERATING EXPENSES

Administrative expenses	-	754,408			754,408
Write down on fixed assets	-	-	105,650	(1)	105,650

Total Operating Expenses	-	754,408			860,058

Loss from continuing operations	-	(724,516)			(830,166)

DISCONTINUED OPERATIONS
Net loss - embroidery business (net of $0 tax effect)	(38,312)	-			(38,312)

NET LOSS FOR THE YEAR	$(38,312)	$(724,516)			$(868,478)

BASIC AND DILUTED LOSS PER SHARE
Continuing operations	$(0.00)				$(0.02)
Discontinued operations	(0.00)				(0.00)

	$(0.00)				$(0.02)

WEIGHTED AVERAGE
SHARES OUTSTANDING	44,831,250				44,831,250

The accompanying notes are an integral part of these consolidated financial statements

Page - 45

MAKEUP.COM LIMITED AND SUBSIDIARY
(FORMERLY TORA TECHNOLOGIES INC.)
NOTES TO PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
UNAUDITED

NOTE A - The pro forma adjustments to the condensed consolidated balance sheet are as follows:

(1) To reflect the acquisition of 100% of the issued and outstanding shares of Makeup Incorporated (“Makeup”) and the acquisition of Navision software from Manhattan Assets Corp. (“Manhattan”) by Makeup.com Limited (“Makeup.com”) and the allocation of the purchase price on the basis of the fair value of Makeup.com’s net assets . The components of the merger and allocation of the purchase price are as follows:

Components of purchase price:
Cash paid by Makeup.com to acquire Makeup’s common shares	$1
Manhattan debt assumed by Makeup.com, for Navision software	216,107
Total purchase price	216,108
Allocation:
Stockholders equity of Makeup.com	(4,952)
Increase in fixed assets (Navision software)	(216,107)
Book value in excess of costs	$(4,951)

NOTE B - The pro forma adjustments to the condensed consolidated statements of income are as follows:

	Year Ended	Six Months Ended
	December 31, 2005	June 30, 2006

(2) Acquisition of domain name at historical
cost from related company:
Intangible asset - domain name	$333,333	$-
Note payable - Manhattan	(333,333)	-
	$-	$-

(3) Write down of Navision software to the
net book value recorded on Manhattans books:
Write down of fixed assets	$105,650	$-
Fixed assets	(105,650)	-
	$-	$-

(4) Adjustment to partially offset Makeup.com
deficit against additional paid in capital:
Deficit	$(103,443)	$-
Additional paid in capital	103,443	-
	$-	$-

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